Exhibit 10.4


                      AMENDMENT TO THE EMPLOYMENT AGREEMENT

                                       OF

                                GREGORY C. FRANK


         This Amendment (this "Amendment") dated as of August 1 , 2001, is by and among Global Capital Partners Inc., a Delaware corporation with its principal offices at 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210 ("GCAP"), Sutton Online, Inc., a Delaware corporation with its principal offices at 1000 Woodbury Road, Suite 214, Woodbury, New York 11797 (the "Company") and Gregory C. Frank, an individual residing at 300 Edwards Street, Apt. 3I East, Roslyn Heights, New York 11577 (the "Employee").


                               W I T N E S S T H:
                               - - - - - - - - -

              WHEREAS, GCAP was formerly known as Eastbrokers International Incorporated ("Eastbrokers"); and

              WHEREAS, the Company is the successor entity to Sutton Online, LLC, a limited liability company organized under the laws of the State of New York ("Sutton Online"); and

              WHEREAS, Eastbrokers, Sutton Online and Employee have previously entered into an Employment Agreement dated November 22, 1999 (the "Employment Agreement"); and

              WHEREAS, GCAP, the Company and Employee desire to amend the Employment Agreement as to certain matters as herein after set forth.

              NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties agree as follows:

         1. The parties hereto agree that, from and after the date hereof, GCAP shall no longer be a party to the Employment Agreement and shall be released from any liability to the Company or Employee thereunder.

         2. The parties hereto agree that, from and after the date hereof, every reference to "Eastbrokers" in the Employment Agreement shall be amended to read "the Company."

         3. Except as expressly provided herein, all of the terms and conditions of the Employment Agreement shall be unmodified and in full force and effect.

         4. From and after the execution and delivery of this Amendment, all references to the Employment Agreement contained in all other agreements and instruments executed and delivered to or in connection with the Employment Agreement shall hereafter mean and refer to the Employment Agreement as amended hereby.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above mentioned.

                                       GLOBAL CAPITAL PARTNERS INC.


                                       By: /s/ MARTIN A. SUMICHRAST
                                           ------------------------------
                                           Name: Martin A. Sumichrast
                                           Title: Chief Executive Officer



                                       SUTTON ONLINE, INC.


                                       By: /s/ JONATHAN D. SIEGEL
                                           ------------------------------
                                           Name: Jonathan D. Siegel
                                           Title: Chief Executive Officer



                                       EMPLOYEE


                                       By: /s/ GREGORY C. FRANK
                                           ------------------------------
                                           Gregory C. Frank